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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 6, 1999
                                                    ----------------------------

                             Gart Sports Company
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              (Exact name of Registrant as specified in charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

        001-12063                                        84-1242802
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  (Commission File Number)                     (IRS Employee Identification No.)


1001 Lincoln Avenue, Denver, Colorado                              80203
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (303) 861-1122
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On October 6, 1999, Gart Sports Company announced that its Board of Directors had authorized a discretionary program to purchase up to $3,000,000 of its common stock, par value, $.01 per share (the "Common Stock"). Subject to price and market conditions, these purchases will be made from time to time in the open market or in privately negotiated transactions using the Company's currently available cash. Gart Sports' common stock is listed on the NASDAQ National Market System under the symbol "GRTS".

Item 7.  Financial Statements and Exhibits.

     (a)    Not required.

     (b)    Not required.

     (c)    Exhibits:

        Exhibit
        Number                                Description
     ------------       -------------------------------------------------------

        20.1 News Release dated October 6, 1999 announcing the stock repurchase program


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GART SPORTS COMPANY.
                                       -----------------------------------------
                                                      (Registrant)

     Date: October 12, 1999            By: /s/ THOMAS HENDRICKSON
                                           -------------------------------------
                                            Thomas Hendrickson
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer